SCHEDULE 13D                                                 PAGE 36 OF 42 PAGES


                                  EXHIBIT 99.3

Set forth below is Item 2 from the statement on Schedule 13D filed by UBS Capital LLC on December 27, 1996, and Appendix 1 thereto, as revised.


ITEM 2. IDENTITY AND BACKGROUND

     (a) This Statement constitutes the filing on Schedule 13D by UBS Capital LLC, a Delaware limited liability company ("UBS"). A list of the directors and executive officers of UBS appears on Appendix 1.

     UBS Securities LLC, a Delaware limited liability company ("UBS Securities") owns 77% of the membership interests of UBS. Union Bank of Switzerland, a company organized under the laws of Switzerland ("Union Bank of Switzerland") owns 95% of the membership interests of UBS Securities. Union Bank of Switzerland is principally engaged in the general banking business and UBS Securities is principally engaged in the securities and investment banking businesses. A list of the managers and executive officers of UBS Securities and the directors and executive officers of Union Bank of Switzerland appears on Appendix 1.

     (b) The address of the principal business office of UBS is as follows:

     Reporting Person          Address

     UBS Capital LLC           299 Park Avenue
                               New York, New York 10171

     The address of each of the managers and executive officers of UBS is c/o UBS Capital LLC, 299 Park Avenue, New York, New York 10171. The address of each of the managers and executive officers of UBS Securities is c/o UBS Securities LLC, 299 Park Avenue, New York, New York 10171. The address of each of the directors and executive officers of Union Bank of Switzerland is c/o Union Bank of Switzerland, Bahnhofstrasse 45, 8021 Zurich, Switzerland.

     (c) The present principal occupation or employment of each of the managers and executive officers of each of UBS and UBS Securities and each of the directors and executive officers of Union Bank of Switzerland are set forth on Appendix 1.

     (d) During the past five years, neither UBS, UBS Securities nor Union Bank of Switzerland nor, to the knowledge of UBS, any of the executive officers or managers of UBS or UBS Securities or any of the executive officers or directors of Union Bank of Switzerland, has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors).

     (e) During the past five years, neither UBS, UBS Securities nor Union Bank of Switzerland nor, to the knowledge of UBS, any of the executive officers or managers of UBS or UBS Securities or the executive officers or directors of Union Bank of Switzerland has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction as a result of which such person was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal and state securities laws or finding any violation with respect to such laws.

     (f) Each of UBS and UBS Securities is a Delaware limited liability company. To the knowledge of UBS, each executive officer and manager of each of UBS and UBS Securities is a citizen of the United States, except for Pierre de Weck, a member of the Board of Managers of UBS Securities, who is a citizen of Switzerland. Union

SCHEDULE 13D                                                 PAGE 37 OF 42 PAGES


Bank of Switzerland is a bank organized under the laws of Switzerland. To the knowledge of UBS, none of the executive officers and directors of Union Bank of Switzerland are citizens of the United States.

SCHEDULE 13D                                                 PAGE 38 OF 42 PAGES


                                   Appendix 1
                       Executive Officers and Managers of
                                UBS Capital LLC

                               BOARD OF MANAGERS



                               Richard C. Capone
                               Charles J. Delaney
                              Robert C. Dinerstein
                              Justin S. Maccarone

                                    OFFICERS




Name and Address                          Position
----------------                          --------
Charles J. Delaney                        President and Chief Executive Officer
Robert C. Dinerstein                      Senior Managing Director and Secretary
Michael Greene                            Managing Director
Justin S. Maccarone                       Managing Director
David Daniels                             Managing Director
George A. Duarte                          Managing Director
Charles Santos-Buch                       Managing Director
Marc Unger                                Chief Financial Officer
James A. Breckenridge                     Vice President
Renata Jacobson                           Vice President
Jeffrey W. Wald                           Vice President
James A. Breckenridge                     Vice President
Ruth Webster                              Assistant Treasurer
David Drabik                              Assistant Treasurer
Sandra Costin                             Assistant Secretary
Barbara A. Blanck                         Assistant Secretary

                       Executive Officers and Managers of
                               UBS Securities LLC


                               BOARD OF MANAGERS

                                Richard C. Capone
                                 Pierre de Weck
                                 John P. Costas
                                 Marc K. Suvall

                               EXECUTIVE OFFICERS

SCHEDULE 13D                                                 PAGE 39 OF 42 PAGES



   Capone, Richard C.                              President
   Bozian, Alan G.                                 Senior Managing Director
   Canel, Daniel J.                                Senior Managing Director
   Costas, John P.                                 Senior Managing Director
   Goldstein, A. Ramy                              Senior Managing Director
   Rodman, Andrew O.                               Senior Managing Director
   Rosasco, Mark                                   Senior Managing Director
   Snow, Michael                                   Senior Managing Director
   Suvall, Marc K.                                 Senior Managing Director
   Ahearn, Michael                                 Managing Director
   Ajello, James A.                                Managing Director
   Ali, Mir Syed                                   Managing Director
   Allen, Michael J.                               Managing Director
   Anikewich, Stephen                              Managing Director
   Antolini, Michael R.                            Managing Director
   Apfel, Ronny I.                                 Managing Director
   Barbian, Paul                                   Managing Director
   Barrett, Richard James                          Managing Director
   Benjamin, Jeffrey D.                            Managing Director
   Botts, Theodore                                 Managing Director
   Brennan, Martin A.                              Managing Director
   Brown, John                                     Managing Director
   Burns, Gordon M.                                Managing Director
   Burstein, Alan N.                               Managing Director
   Cantalini, James                                Managing Director
   Cardew, Piers A.                                Managing Director
   Chafetz, Randall C.                             Managing Director
   Clement, Helen                                  Managing Director
   Cohen, Jonathan                                 Managing Director
   Cooke, John                                     Managing Director
   Copeland, James R.                              Managing Director and Secretary
   Criswell, Christopher                           Managing Director
   Croonenberghs, Olivier                          Managing Director
   Cucchissi, Paul G.                              Managing Director
   Cutillo, Thomas J.                              Managing Director
   Daniels, David S.                               Managing Director
   Daum, Robert C.                                 Managing Director
   DeVerna, Robert J.                              Managing Director
   Donahue, Michael                                Managing Director
   Donatelli, Mike M.                              Managing Director
   Dorsey, Michael                                 Managing Director
   Doyle, Lawrence                                 Managing Director
   Dudack, Gail                                    Managing Director
   Dysenchuk, David                                Managing Director
   Edens, Wesley                                   Managing Director
   Ellman, Mark                                    Managing Director
   Fennebresque, Kim S.                            Managing Director
   Feuille, James                                  Managing Director
   Finnell, Michael H.                             Managing Director
   Finnerty, Kevin                                 Managing Director
   Forbes, Geraldo de Figueiredo                   Managing Director
   Francis, Mark C.                                Managing Director
   Frieman, Adam                                   Managing Director
   Frumberg, Charles                               Managing Director
   Gamarci, Jorge L.                               Managing Director
   Ganser, Terrance                                Managing Director
   Gebhardt, Bruce                                 Managing Director
   Ginsberg, Alan                                  Managing Director
   Gomez, Modesto                                  Managing Director
   Gonye, Lori                                     Managing Director
   Gould, Andrew                                   Managing Director
   Grace, Howard Eden                              Managing Director
   Grant, Peter M.                                 Managing Director

SCHEDULE 13D                                                 PAGE 40 OF 42 PAGES


   Gray, Donald M.                                 Managing Director
   Grayson, Matthew                                Managing Director
   Gunther, Nicholas                               Managing Director
   Hall, Carey                                     Managing Director
   Handjinicolaou, George                          Managing Director
   Hanley, Thomas H.                               Managing Director
   Harnik, Peter L.                                Managing Director
   Hatch, Edward T.                                Managing Director
   Hawkins, Brett                                  Managing Director
   Hermoso, Rolando                                Managing Director
   Holtz, Marc                                     Managing Director
   Hradsky, Gregory T.                             Managing Director
   Hutchins, Michael T.                            Managing Director
   Imholz, Alfred                                  Managing Director
   Kaestli, Urs                                    Managing Director
   Kalal, David                                    Managing Director
   Kantowitz, Robert                               Managing Director
   Karl, Kenneth J.                                Managing Director
   Kauffman, Robert                                Managing Director
   Kaye, Joan B.                                   Managing Director
   Kenney, David A.                                Managing Director
   Klimley, Brooks J.                              Managing Director
   Knight, Parker W.                               Managing Director
   Krohn, Lawrence D.                              Managing Director
   Kyle, Donald B.                                 Managing Director
   Lefever, David M.                               Managing Director
   Levy, Christopher                               Managing Director
   Lewis, Meriwether F.                            Managing Director
   Lilley, Gary C.                                 Managing Director
   Lisboa, Jose Rafael Nunes                       Managing Director
   Long, Martin                                    Managing Director
   Lynch, Gary                                     Managing Director
   MacCallum, David H.                             Managing Director
   Mahaffy, Michael T.                             Managing Director
   Martinez, Amalia                                Managing Director
   Martini, Greg F.                                Managing Director
   Mason, Jason K.                                 Managing Director
   McCulley, Paul                                  Managing Director
   McKenna, Margaret                               Managing Director
   McLendon, Charles                               Managing Director
   Meltzer, Linda B.                               Managing Director
   Morgan, Tim J.                                  Managing Director
   Muller, Andrea K.                               Managing Director
   Nardone, Randal                                 Managing Director
   Nau, Robert Andrew                              Managing Director
   Navarro, Samuel E.                              Managing Director
   Neely, K.Dean                                   Managing Director
   Nolan, Jr., Robert B.                           Managing Director
   Nygaard, Erik P.                                Managing Director
   Okun, Robert B.                                 Managing Director
   Parsons, Robert                                 Managing Director
   Pedhazur, Hadar                                 Managing Director
   Perkins, Tod D.                                 Managing Director
   Pittarelli, Ernest A.                           Managing Director
   Politzer, Gabriel                               Managing Director
   Price, John                                     Managing Director
   Quinn, Norman P.                                Managing Director
   Reed, Sharon                                    Managing Director
   Reilly, Michael J.                              Managing Director
   Rye, Manit                                      Managing Director
   Santos-Buch, Charlie                            Managing Director
   Schafrann, Richard                              Managing Director
   Schwartz, Charles                               Managing Director
   Schwartz, Simeon                                Managing Director
   Selig, Stefan                                   Managing Director
   Sipp, John                                      Managing Director
   Skwarek, Lucia                                  Managing Director
   Smith, Gerard L.                                Managing Director
   Spooner, Roger                                  Managing Director
   Stachnik, James J.                              Managing Director
   Steuerer, Michael G.                            Managing Director


SCHEDULE 13D                                                 PAGE 41 OF 42 PAGES

   Sturtevant, Joseph                              Managing Director
   Sunderland, Donald N.                           Managing Director
   Tamburro, Gerald                                Managing Director
   Thalheim, Neil                                  Managing Director
   Thaw, Mitchell A.                               Managing Director
   Velastegui, Eric                                Managing Director
   Wade, Stephen J.                                Managing Director
   Ward, Susan                                     Managing Director
   Wells Jr., Edwin                                Managing Director
   White, Brenda                                   Managing Director
   Whitworth, David T.                             Managing Director
   Widas, Bruce J.                                 Managing Director
   Wieczorek, Michael B.                           Managing Director
   Williams, W. Daniel                             Managing Director
   Wilson, Timothy                                 Managing Director
   Wilton, Pamela                                  Managing Director
   Wolf, Robert                                    Managing Director
   Wolfe, Stephen W.                               Managing Director
   Woolfrey Sr., William James                     Managing Director
   Yearly, Peter                                   Managing Director
   Zimmer, Janet                                   Managing Director and Assistant Secretary

                      Executive Officers and Directors of
                           UNION BANK OF SWITZERLAND
                               BOARD OF DIRECTORS




Robert Studer*                              Schonenberg, Chairman

Hans Heckmann*                              Schlieren, Vice Chairman

Markus Kundig*                              Zug, Vice Chairman, Publisher

Marc C. Cappis                              Herisau, Managing Director of Huber + Suhner Ltd., Herisau
                                            AR/Pfaffikon ZH

Fritz Fahrni                                Islikon, President of the Corporate Executive Management of Sulzer
                                            Ltd., Winterthur

Kurt E. Feller                              Wollerau, Managing Director and Chief Executive Officer of Rieter
                                            Holding Ltd., Winterthur

Charles R. Firmenich                        Genthod, Vice Chairman of the Board of Firmenich (International)
                                            SA, Geneva

Hannes Goetz*                               Ruschlikon, Chairman of the Board of Swissair, Zurich Airport

Reto Mengiardi                              Chur, Attorney and Notary Public

SCHEDULE 13D                                                 PAGE 42 OF 42 PAGES


Rolf A. Meyer*                              Basle, Chief Financial Officer and Member of the Executive
                                            Committee of Ciba-Geigy Ltd., Basle

Anne-Lise Monnier-Blaile                    Gland, Pharmacist and Chairwoman of the Board of Ofac, Geneva

Andreas Reinhart*                           Winterthur, Chairman of the Board of Volkart Brothers Holding Ltd.,
                                            Winterhur

Maria Reinshagen                            Zurich, Vice President of Christie's (International) SA Switzerland

Rene K. Ruepp                               Pfaffhausen, Chairman of the Board and Chief Executive Officer of
                                            Forbo Holding SA, Eglisau

Alfred N. Schindler*                        Hergiswil, Vice Chairman and Chief Executive Officer of Schindler
                                            Holding AG, Hergiswil

Johann-Niklaus Schneider-                   Langenthal, Chairman of the Board and Managing Director
Ammann                                      of the Ammann Group, Langenthal

Manfred Zobl                                Ruschlikon, Chairman of the Corporate Executive Board of Swiss
                                            Life/Rentenanstalt, Zurich

Franz Lusser                                Zug, Secretary of Union Bank of Switzerland


*Member of the Board of Directors Committee




                           UNION BANK OF SWITZERLAND
                             GROUP EXECUTIVE BOARD



          Mathis Cabiallavetta             President of the Group Executive Board
          Werner Bonadurer                 Executive Vice President
          Arthur Decurtins                 Executive Vice President
          Ulrich Grete                     Executive Vice President
          Felix Fischer                    Executive Vice President
          Stephan Haeringer                Executive Vice President
          Karl Janjori                     Executive Vice President
          Pierre de Weck                   Executive Vice President